LIST OF SUBSIDIARIES
EMERITUS CORPORATION
Consolidated Subsidiaries as of December 31, 2013

COMPANY	STATE	FORM
Batus, LLC	DE	Limited Liability Company
BREA Emeritus, LLC	DE	Limited Liability Company
BREA Atlanta Court LLC	DE	Limited Liability Company
BREA Atlanta Gardens LLC	DE	Limited Liability Company
BREA Boynton Beach LLC	DE	Limited Liability Company
BREA BREA LLC	DE	Limited Liability Company
BREA Charlotte LLC	DE	Limited Liability Company
BREA Citrus Heights LLC	DE	Limited Liability Company
BREA Colorado Springs LLC	DE	Limited Liability Company
BREA Decatur LLC	DE	Limited Liability Company
BREA Denver LLC	DE	Limited Liability Company
BREA Dunedin LLC	DE	Limited Liability Company
BREA East Mesa LLC	DE	Limited Liability Company
BREA Emerson LLC	DE	Limited Liability Company
BREA Overland Park, LLC	DE	Limited Liability Company
BREA Palmer Ranch LLC	DE	Limited Liability Company
BREA Peoria LLC	DE	Limited Liability Company
BREA Reno LLC	DE	Limited Liability Company
BREA Roanoke LLC	DE	Limited Liability Company
BREA Sarasota LLC	DE	Limited Liability Company
BREA Sun City West LLC	DE	Limited Liability Company
BREA Tucson LLC	DE	Limited Liability Company
BREA Wayne LLC	DE	Limited Liability Company
BREA West Orange LLC	DE	Limited Liability Company
BREA Whittier LLC	DE	Limited Liability Company
Champion Oaks Investors LLC	DE	Limited Liability Company
Collin Oaks Investors LLC	DE	Limited Liability Company
Duval Oaks Investors LLC	DE	Limited Liability Company
Emeri-Sky SC LLC	DE	Limited Liability Company
EmeriCal Inc	DE	Corporation
EmeriCare Inc	DE	Corporation
EmeriCare DME LLC	DE	Limited Liability Company
NecaniMember LLC	DE	Limited Liability Company
EmeriCare Countryside Village LLC	DE	Limited Liability Company
EmeriCare Heritage LLC	DE	Limited Liability Company
EmeriCare Kingwood LLC	DE	Limited Liability Company
EmeriCare NOC LLC	DE	Limited Liability Company
EmeriCare Palmer Ranch LLC	DE	Limited Liability Company
EmeriCare Rehab LLC	DE	Limited Liability Company
EmeriCare Skylyn Place LLC	DE	Limited Liability Company
EmeriCare Sugarland LLC	DE	Limited Liability Company
EmeriChenal LLC	DE	Limited Liability Company
EMERICHIP Alexandria LLC	DE	Limited Liability Company
EMERICHIP Allentown LLC	DE	Limited Liability Company
EMERICHIP Auburn LLC	DE	Limited Liability Company
EMERICHIP Biloxi LLC	DE	Limited Liability Company
EMERICHIP Boise LLC	DE	Limited Liability Company
EMERICHIP Bozeman LLC	DE	Limited Liability Company
EMERICHIP Cedar Rapids LLC	DE	Limited Liability Company
EMERICHIP Dover LLC	DE	Limited Liability Company
EMERICHIP Emerald Hills LLC	DE	Limited Liability Company
EMERICHIP Englewood LLC	DE	Limited Liability Company
EMERICHIP Escondido LLC	DE	Limited Liability Company
EMERICHIP Everett LLC	DE	Limited Liability Company
EMERICHIP Hendersonville LLC	DE	Limited Liability Company
EMERICHIP La Casa Grande LLC	DE	Limited Liability Company
EMERICHIP Lafayette LLC	DE	Limited Liability Company
EMERICHIP Lake Charles LLC	DE	Limited Liability Company
EMERICHIP Lakeland LLC	DE	Limited Liability Company
EMERICHIP Latrobe LLC	DE	Limited Liability Company
EMERICHIP Lewiston LLC	DE	Limited Liability Company
EMERICHIP Morristown LLC	DE	Limited Liability Company
EMERICHIP Ocala East LLC	DE	Limited Liability Company
EMERICHIP Ocala West LLC	DE	Limited Liability Company
EMERICHIP Odessa LP	DE	Limited Partnership
EMERICHIP Ontario LLC	DE	Limited Liability Company
EMERICHIP Painted Post LLC	DE	Limited Liability Company
EMERICHIP Phoenix LLC	DE	Limited Liability Company
EMERICHIP Pine Park LLC	DE	Limited Liability Company
EMERICHIP Puyallup LLC	DE	Limited Liability Company
EMERICHIP Renton LLC	DE	Limited Liability Company
EMERICHIP San Antonio AO LP	DE	Limited Partnership
EMERICHIP San Antonio HH LP	DE	Limited Partnership
EMERICHIP San Marcos LP	DE	Limited Partnership
EMERICHIP Texas LLC	DE	Limited Liability Company
EMERICHIP Voorhees LLC	DE	Limited Liability Company
EMERICHIP Walla Walla LLC	DE	Limited Liability Company
EmeriClear LLC	DE	Limited Liability Company
Emeritfrat LLC	DE	Limited Liability Company
EMERIHRT Bloomsburg LLC	DE	Limited Liability Company
EMERIHRT Creekview LLC	DE	Limited Liability Company
EMERIHRT Danville LLC	DE	Limited Liability Company
EMERIHRT Greensboro LLC	DE	Limited Liability Company
EMERIHRT Harrisburg LLC	DE	Limited Liability Company
EMERIHRT Harrisonburg LLC	DE	Limited Liability Company
EMERIHRT Ravenna LLC	DE	Limited Liability Company
EMERIHRT Roanoke LLC	DE	Limited Liability Company
EMERITHRT Henderson LP	DE	Limited Partnership
EMERITHRT Medical Center LP	DE	Limited Partnership
EMERITHRT Oakwell Farms LP	DE	Limited Partnership
EMERITHRT Stonebridge Ranch LP	DE	Limited Partnership
Emerihud LLC	DE	Limited Liability Company
Emerihud II LLC	DE	Limited Liability Company
Emerikeyt Fairways of Augusta LLC	DE	Limited Liability Company
Emerikeyt Liberal Springs LLC	DE	Limited Liability Company
Emerikeyt LO of Broadmoor LLC	DE	Limited Liability Company
Emerikeyt Palms at Loma Linda Inc.	CA	Corporation
Emerikeyt Springs at Oceanside Inc.	CA	Corporation
EmeriMand LLC	DE	Limited Liability Company
EmeriMandeville LLC	DE	Limited Liability Company
EmeriMesa LLC	DE	Limited Liability Company
Emerimont LLC	DE	Limited Liability Company
EmeriRock LLC	DE	Limited Liability Company
Emeripalm LLC	DE	Limited Liability Company
EMERIPARK SC LLC	DE	Limited Liability Company
Emeriport Inc	CA	Corporation
EmeriPrez LLC	DE	Limited Liability Company
EmeriRose LLC	DE	Limited Liability Company
Emerishire LLC	DE	Limited Liability Company
Emeritol Canterbury Ridge LLC	DE	Limited Liability Company
Emeritol Colonial Park Club LLC	DE	Limited Liability Company
Emeritol Dowlen Oaks LLC	DE	Limited Liability Company
Emeritol Eastman Estates LLC	DE	Limited Liability Company
Emeritol Elmbrook Estates LLC	DE	Limited Liability Company
Emeritol Evergreen Lodge LLC	DE	Limited Liability Company
Emeritol Fairhaven Estates LLC	DE	Limited Liability Company
Emeritol Grand Terrace LLC	DE	Limited Liability Company
Emeritrol Harbour Pointe Shores LLC	DE	Limited Liability Company
Emeritol Hearthstone Inn LLC	DE	Limited Liability Company
Emeritol Highland Hills LLC	DE	Limited Liability Company
Emeritol Lakeridge Place LLC	DE	Limited Liability Company
Emeritol LO Coeur D'Alene LLC	DE	Limited Liability Company
Emeritol LO Flagstaff LLC	DE	Limited Liability Company
Emeritol LO Hagerstown LLC	DE	Limited Liability Company
Emeritol LO Hattiesburg LLC	DE	Limited Liability Company
Emeritol LO Lakewood LLC	DE	Limited Liability Company
Emeritol LO Phoenix LLC	DE	Limited Liability Company
Emeritol LO Staunton LLC	DE	Limited Liability Company
Emeritol Meadowlands Terrace LLC	DE	Limited Liability Company
Emeritol Meadowbrook LLC	DE	Limited Liability Company
Emeritol Park Club Brandon LLC	DE	Limited Liability Company
Emeritol Park Club Oakbridge LLC	DE	Limited Liability Company
Emeritol Pines of Tewksbury LLC	DE	Limited Liability Company
Emeritol Ridge Wind LLC	DE	Limited Liability Company
Emeritol Saddleridge Lodge LLC	DE	Limited Liability Company
Emeritol Seville Estates LLC	DE	Limited Liability Company
Emeritol Stonecreek Lodge LLC	DE	Limited Liability Company
Emeritol Woods At Eddy Pond LLC	DE	Limited Liability Company
Emeritrace LLC	DE	Limited Liability Company
Emeritrog LLC	DE	Limited Liability Company
Emeritus Employee Fund	WA	Corporation
Emeritus Management LLC	WA	Limited Liability Company
Emeritus Merced Inc	DE	Corporation
Emeritus Nebraska LLC	DE	Limited Liability Company
Emeritus Properties II, Inc.	WA	Corporation
Emeritus Properties III, Inc.	WA	Corporation
Emeritus Properties IV, Inc.	WA	Corporation
Emeritus Properties V, Inc.	WA	Corporation
Emeritus Properties IX, LLC	WA	Limited Liability Company
Emeritus Properties X, LLC	WA	Limited Liability Company
Emeritus Properties XI, LLC	WA	Limited Liability Company
Emeritus Properties XII, LLC	WA	Limited Liability Company
Emeritus Properties XIV, LLC	WA	Limited Liability Company
Emeritus Properties XVI, Inc.	NV	Corporation
Emeritus Properties-Arkansas, LLC	DE	Limited Liability Company
Emeritus Properties-ARK Wildflower, LLC	DE	Limited Liability Company
Emeritus Properties-ARK Willowbrook, LLC	DE	Limited Liability Company
Emeritus Properties-NGH, LLC	WA	Limited Liability Company
Emeritus Realty V, LLC	DE	Limited Liability Company
EMERIVENT Atherton Court Inc.	DE	Corporation
EMERIVENT Brandenton LLC	DE	Limited Liability Company
EMERIVENT Lake Mary LLC.	DE	Limited Liability Company
EMERIVENT Brighton LLC.	DE	Limited Liability Company
EMERIVENT Mentor LLC.	DE	Limited Liability Company
Emeriville SC LLC	DE	Limited Liability Company
EmeriVista LLC	DE	Limited Liability Company
Emeriyaf LLC	DE	Limited Liability Company
ESC - Arbor Place, LLC	WA	Limited Liability Company
ESC - NGH, LP	WA	Limited Partnership
ESC III, LP	WA	Limited Partnership
ESC IV, LP	WA	Limited Partnership
ESC GP II, Inc.	WA	Corporation
ESC-New Port Richey, LLC	WA	Limited Liability Company
ESC-Ridgeland LLC	WA	Limited Liability Company
ESC-Silverdale, LLC	WA	Limited Liability Company
Fretus Investors LLC	WA	Limited Liability Company
Fretus Investors Austin LP	DE	Limited Partnership
Fretus Investors Chandler LLC	DE	Limited Liability Company
Fretus Investors Dallas LP	DE	Limited Partnership
Fretus Investors Farmers Branch LP	DE	Limited Partnership
Fretus Investors Fort Wayne LLC	DE	Limited Liability Company
Fretus Investors Fort Worth LP	DE	Limited Partnership
Fretus Investors Glendale LLC	DE	Limited Liability Company
Fretus Investors Greenwood LLC (Village Oaks @ Greenwood )	IN	Limited Liability Company
Fretus Investors Hollywood Park LP	DE	Limited Partnership
Fretus Investors Houston LP	DE	Limited Partnership
Fretus Investors Jacksonville LLC	DE	Limited Liability Company
Fretus Investors Las Vegas LLC	DE	Limited Liability Company
Fretus Investors Melbourne LLC	DE	Limited Liability Company
Fretus Investors Memorial Oaks Houston LP	DE	Limited Partnership
Fretus Investors Mesa LLC	DE	Limited Liability Company
Fretus Investors Orange Park LLC	DE	Limited Liability Company
Fretus Investors Orlando LLC	DE	Limited Liability Company
Fretus Investors Plano LP	DE	Limited Partnership
Fretus Investors San Antonio LP	DE	Limited Partnership
Fretus Investors Sugar Land LP	DE	Limited Partnership
Fretus Investors Winter Springs LLC	DE	Limited Liability Company
HC3 FT Meyers LLC	DE	Limited Liability Company
HC3 Sunrise LLC	DE	Limited Liability Company
Heritage Hills Retirement, Inc.	NC	Corporation
Kingsley Oaks Investors LLC	DE	Limited Liability Company
LH Assisted Living LLC	DE	Limited Liability Company
Memorial Oaks Investors LLC	DE	Limited Liability Company
Meriweg Rochester LLC	DE	Limited Liability Company
Meriweg Vestal LLC	DE	Limited Liability Company
Meriweg Latham LLC	DE	Limited Liability Company
Meriweg Liverpool LLC	DE	Limited Liability Company
Meriweg Syracuse LLC	DE	Limited Liability Company
Meriweg Fayetteville LLC	DE	Limited Liability Company
Meriweg Williamsville BM LLC	DE	Limited Liability Company
Meriweg Williamsville BPM LLC	DE	Limited Liability Company
Meriweg Fairport LLC	DE	Limited Liability Company
National Orion Insurance Company	HI	Corporation
Northwest Oaks Investors LLC	DE	Limited Liability Company
Painted Post, LLC	NY	Limited Liability Company
Painted Post Properties, Inc.	WA	Corporation
PHNTUS Arbor Gardens Inc	CA	Corporation
PHNTUS Austin Gardens Inc	CA	Corporation
PHNTUS Beckett Meadows LLC	DE	Limited Liability Company
PHNTUS Canterbury Woods LLC	DE	Limited Liability Company
PHNTUS Charleston Gardens LLC	DE	Limited Liability Company
PHNTUS Creekside LLC	DE	Limited Liability Company
PHNTUS Heritage Hills LLC	DE	Limited Liability Company
PHNTUS KP Shreveport LLC	DE	Limited Liability Company
PHNTUS The Lakes LLC	DE	Limited Liability Company
PHNTUS LO Cape May LLC	DE	Limited Liability Company
PHNTUS LO Folsom Inc.	CA	Corporation
PHNTUS LO Joliet LLC	DE	Limited Liability Company
PHNTUS LO Joliet SCU LLC	DE	Limited Liability Company
PHNTUS LO Rockford LLC	DE	Limited Liability Company
PHNTUS Oak Hollow LLC	DE	Limited Liability Company
PHNTUS Pine Meadows LLC	DE	Limited Liability Company
PHNTUS Pinehurst LLC	DE	Limited Liability Company
PHNTUS Pines At Goldsboro LLC	DE	Limited Liability Company
PHNTUS Quail Ridge LLC	DE	Limited Liability Company
PHNTUS Richland Gardens LLC	DE	Limited Liability Company
PHNTUS Silverleaf Manor LLC	DE	Limited Liability Company
PHNTUS Stonebridge LLC	DE	Limited Liability Company
Ridgeland Assisted Living, LLC	WA	Limited Liability Company
Senior Living Properties LLC	DE	Limited Liability Company
Silver Lake Assisted Living LLC	WA	Limited Liability Company
Sugar Land Investors LLC	DE	Limited Liability Company
Summerville 1 LLC	DE	Limited Liability Company
Summerville 2 LLC	DE	Limited Liability Company
Summerville 3 LLC	DE	Limited Liability Company
Summerville 4 LLC	DE	Limited Liability Company
Summerville 5 LLC	DE	Limited Liability Company
Summerville 7 LLC	DE	Limited Liability Company
Summerville 8 LLC	DE	Limited Liability Company
Summerville 9 LLC	DE	Limited Liability Company
Summerville 13 LLC	DE	Limited Liability Company
Summerville 14 LLC	DE	Limited Liability Company
Summerville 15 LLC	DE	Limited Liability Company
Summerville 16 LLC	DE	Limited Liability Company
Summerville 17 LLC	DE	Limited Liability Company
Summerville at Atherton Court LLC	DE	Limited Liability Company
Summerville at Barrington Court LLC	DE	Limited Liability Company
Summerville at Camelot Place LLC	DE	Limited Liability Company
Summerville at Carrollwood LLC	DE	Limited Liability Company
Summerville at Chestnut Hills LLC	DE	Limited Liability Company
Summerville at Clearwater LLC	DE	Limited Liability Company
Summerville at COBBCO Inc.	CA	Corporation
Summerville at Cy Fair LLC	DE	Limited Liability Company
Summerville at Cy-Fair Associates LP	DE	Limited Partnership
Summerville at Fairwood Manor LLC	DE	Limited Liability Company
Summerville at Fox Run LLC	DE	Limited Liability Company
Summerville at Friendswood LLC	DE	Limited Liability Company
Summerville at Friendswood Associates LP	DE	Limited Partnership
Summerville at Gainesville LLC	DE	Limited Liability Company
Summerville at Golden Pond LLC	DE	Limited Liability Company
Summerville at Harden Ranch LLC	DE	Limited Liability Company
Summerville at Hazel Creek LLC	DE	Limited Liability Company
Summerville at Heritage Place LLC	DE	Limited Liability Company
Summerville at Hillen Vale LLC	DE	Limited Liability Company
Summerville at Hillsborough LLC	NJ	Limited Liability Company
Summerville at Irving Associates LP	DE	Limited Partnership
Summerville at Irving LLC	DE	Limited Liability Company
Summerville at Kenner LLC	DE	Limited Liability Company
Summerville at Lakeland LLC	DE	Limited Liability Company
Summerville at Lakeview LLC	DE	Limited Liability Company
Summerville at Mandarin LLC	DE	Limited Liability Company
Summerville at Mentor LLC	DE	Limited Liability Company
Summerville at North Hills LLC	DE	Limited Liability Company
Summerville at Oak Park LLC	DE	Limited Liability Company
Summerville at Ocala East LLC	DE	Limited Liability Company
Summerville at Ocala West LLC	DE	Limited Liability Company
Summerville at Ocoee Inc.	DE	Corporation
Summerville at Outlook Manor LLC	DE	Limited Liability Company
Summerville at Oviedo LLC	DE	Limited Liability Company
Summerville at Pinellas Park LLC	DE	Limited Liability Company
Summerville at Port Orange Inc.	DE	Corporation
Summerville at Potomac LLC	DE	Limited Liability Company
Summerville at Prince William Inc.	DE	Corporation
Summerville at Ridgewood Gardens LLC	DE	Limited Liability Company
Summerville at Roseville Gardens LLC	DE	Limited Liability Company
Summerville at St. Augustine LLC	DE	Limited Liability Company
Summerville at Stafford LLC	NJ	Limited Liability Company
Summerville at Voorhees LLC	NJ	Limited Liability Company
Summerville at Wekiwa Springs LLC	DE	Limited Liability Company
Summerville at Westminister LLC	MD	Limited Liability Company
Summerville Investors LLC	DE	Limited Liability Company
Summerville Management LLC	DE	Limited Liability Company
Summerville Senior Living Inc.	DE	Corporation
SW Assisted Living LLC	DE	Limited Liability Company
Tanglewood Oaks Investors LLC	DE	Limited Liability Company
Texas-ESC-Lubbock, LP	WA	Limited Partnership
The Estates of Oak Ridge LLC	DE	Limited Liability Company
The Inn at Grove City LLC	DE	Limited Liability Company
The Inn at Medina LLC	DE	Limited Liability Company
The Terrace at Lookout Pointe LLC	DE	Limited Liability Company
Village Oaks Farmers Branch Investors LLC	DE	Limited Liability Company
Village Oaks Hollywood Park Investors LLC	DE	Limited Liability Company